Exhibit 99.1

CoreLogic Board Unanimously Rejects Revised Senator/Cannae Proposal

Determines Proposal Continues to Significantly Undervalue CoreLogic

IRVINE, CA, September 15, 2020 — CoreLogic Inc. (NYSE: CLGX) today announced that its Board of Directors has unanimously rejected the revised unsolicited proposal from Senator Investment Group LP and Cannae Holdings Inc., received on September 14, 2020, to acquire all outstanding common shares of CoreLogic for $66.00 per share in cash.

After a careful review, conducted in consultation with its independent financial and legal advisors, CoreLogic’s Board of Directors unanimously concluded that the revised proposal continues to significantly undervalue CoreLogic, raises serious regulatory concerns that have not been addressed, and is not in the best interests of shareholders.

The revised proposal of $66.00 per share reflects a $1.00 per share price increase and is otherwise unchanged from the prior proposal. Further, based on our current 2020 adjusted EBITDA guidance, the proposal of $66.00 per share is essentially in line with the Company’s forward multiple of approximately 11.3x just before Senator and Cannae’s initial proposal. The CoreLogic Board unanimously determined that a de minimis 1.5% increase from a significantly inadequate price does not justify providing due diligence to a competitor or entering into an acquisition agreement at $66.00 per share, with or without a “go shop” provision.

Chairman Paul Folino said, “We remain open to all paths to create value but are confident that continued successful execution of our current plan will produce value for our shareholders far in excess of $66.00 per share.”

Since the original Senator/Cannae proposal was made on June 26, CoreLogic has reported strong second quarter financial results, significantly increased guidance for the remainder of 2020, 2021 and 2022 based on the strength of its business, raised its quarterly dividend by 50%, and committed to a $1 billion share repurchase. Our momentum is accelerating, and the Board believes CoreLogic is poised for an increased trading multiple and higher market valuation.

Frank Martell, President and Chief Executive Officer, said, “We have transformed CoreLogic into a higher-margin, higher-growth company with a durable business model based on increasing recurring revenues. CoreLogic is at an inflection point, poised for further expansion of our trading multiple, increased capital returns, and greater value-creation for all of our shareholders.”

CoreLogic has higher 2019 – 2022E revenue growth and adjusted EBITDA margins than its information services peers1 which trade at much higher multiples. Nevertheless, CoreLogic currently trades at more than a 3x discount to the lowest of the peers (14.9x) and a ~9x discount to the median multiple of the peers (~21x).

[1]	Peers include CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk, Wolters Kluwer; lowest multiple of 14.9x based on Wolters Kluwer.

CoreLogic has all the features of its information services peers:

•	Scale economies and a resilient business model with ~95% recurring revenue with reduced cyclicality

•	Leadership positions in large and growing markets

•	A comparable financial profile of mid to high single digit revenue growth and ~35% margins (pro forma for divestitures)

•	Long-term customer relationships with exceptionally high renewal rates

•	Must-have data and insights.

CoreLogic has made a substantial amount of information public, including forecasts for 2020-2022, future growth rates, planned divestitures, implied margins for the pro forma company, and details of the ongoing diversification of the Company’s revenue mix. We are confident Cannae’s multiple leadership roles and investments in large real estate data, technology and services companies enable it and Senator to evaluate our detailed publicly available information to update and refine their view of CoreLogic’s value if they so choose.

CoreLogic shareholders are encouraged to visit CoreLogicValue.com to view more information.

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy and protect their homes. For more information, please visit www.corelogic.com.

CORELOGIC and the CoreLogic logo are trademarks of CoreLogic, Inc. and/or its subsidiaries. All other trademarks are the property of their respective owners.

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Safe Harbor/Forward Looking Statements

Certain statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to expected financial results, including in the second half of fiscal year 2020 and fiscal years 2021 and 2022, overall mortgage market volumes, market opportunities, stockholder value creation, repurchases of our shares, our strategic plans or growth strategy, and the near and long term consequences of the unsolicited proposal we received from Senator/Cannae on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

On September 4, 2020, in connection with the November 17, 2020 special meeting of shareholders (the “Special Meeting”) called by CoreLogic’s board of directors, CoreLogic filed a preliminary proxy statement (the “Preliminary Special Meeting Proxy Statement”) with the SEC. Prior to the Special Meeting, CoreLogic will furnish a definitive proxy statement to its stockholders (the “Definitive Special Meeting Proxy Statement”), together with a WHITE proxy card. SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY SPECIAL MEETING PROXY STATEMENT AND THE DEFINITIVE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT CORELOGIC WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the Definitive Special Meeting Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by CoreLogic with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at CoreLogic’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022.

Participants in the Solicitation

CoreLogic, its directors and certain of its executive officers and other employees will be participants in the solicitation of proxies from shareholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of CoreLogic’s shares, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Preliminary Special Meeting Proxy Statement and will be set forth in the Definitive Special Meeting Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in CoreLogic’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of CoreLogic’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Robin Weinberg/Devin Broda

CoreLogic-SVC@SARDVERB.com